UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2003

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-12175

75-2662240

(State or other jurisdiction of incorporation)

(Commission File No.)

(IRS Employer Identification No.)

3150 Sabre Drive Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.

(Former name or former address, if changed since last report.)

Item 9.          Regulation FD Disclosure

On October 16, 2003, Sabre Holdings Corporation (the “Company”) issued the news release attached hereto as Exhibit 99.1 (the “Release”) announcing certain financial projections of the Company for the quarter ended September 30, 2003.

The Company also announced that it would provide an outlook for 2004 on its third quarter earnings conference call and webcast on October 23, 2003.

Full-Year Projections for Travelocity. com LP (“Travelocity”)

On July 17, 2003, the Company provided a forecast for Travelocity’s total revenue growth for the full year 2003 to be greater than 30%.  In the Release, the Company updated its projection for Travelocity full-year 2003 revenue growth to be approximately 20 percent on a GAAP and on an adjusted basis.

Although Travelocity transaction revenue is expected to reach year-over-year growth for the third quarter of approximately 35 percent, several factors have put pressure on third quarter total revenue, including disappointing performance from Travelocity’s portal partners in driving transactions, a reduction in Hotels.com warrant revenue, and year-over-year declines in portal partner advertising revenue.

In light of this, combined with increased advertising expense, international expansion and investment in Travelocity Business, the Company expects an operating loss at Travelocity in the third quarter of approximately $12 million on a GAAP basis, and approximately $6 million on an adjusted basis.  The company also expects Travelocity to have an operating loss on a GAAP and adjusted basis for the fourth quarter and full year of 2003.

Company Outlook

The Company disclosed in the Release that it expects that these factors will push Sabre Holdings’ full year 2003 earnings below the previously-announced range.

Hotels.com

Travelocity and Hotels.com have agreed to end their distribution agreement.  Terms of the settlement agreement are confidential.

Consistent with its broader efforts to migrate its business model from that of a distributor to that of a retailer, Travelocity launched its own merchant hotel program about a year ago.  Participation in that program today exceeds 8,000 hotels.  Travelocity now has total flexibility to sell and promote its own merchant hotels.  The long-term impact of these actions will be positive to Travelocity revenue and earnings, while the short-term impact will be negative to Travelocity revenue and earnings.

Item 12.        Results of Operations and Financial Condition.

The Release announced certain financial projections of the Company for the quarter ended September 30, 2003. Specifically, the Company said that its earnings per share and revenue for the third quarter 2003 are expected to be in line with Company expectations.  The Company expects to announce third quarter diluted earnings per share of $0.18 on a GAAP basis, and $0.24 on an adjusted basis.  The Company also expects to announce revenue of $527,000,000 on a GAAP basis, and $519,000,000 on an adjusted basis.

In the Release, the Company utilized the non-GAAP financial measures discussed in Appendix A hereto.  Appendix A hereto also contains certain statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized herein.  A reconciliation of the non-GAAP financial measures discussed herein to the comparable GAAP financial measures is contained in the attached Release.

Exhibit(s)

Exhibit	Description

99.1	News release reporting Certain Financial Projections, issued by Sabre Holdings Corporation on October 16, 2003.

All of the information furnished in Items 9 and 12 of this report and the accompanying appendix and exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report which are not purely historical facts, including statements about forecasted financial projections, the consequences of any settlement regarding the Hotels.com Affiliation Agreement, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to the Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the price of InterActiveCorp stock upon the exercise of performance warrants held by Travelocity, the computer reservation system rules proposed by the Department of Transportation; and the Company’s revenues being highly dependent on the travel and transportation industries.  The Company may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of the Company’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

	By:	/s/ James F. Brashear
	Name:	James F. Brashear
	Title:	Corporate Secretary

Date: October 16, 2003

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES

This Form 8-K and the Release contain financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing the Company’s operating results in a manner that is focused on the Company’s ongoing operations.  The Company’s management uses these non-GAAP measures for the same purpose.  We believe that our investors should have access to, and we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.  The tables below present a reconciliation of our presented non-GAAP measures to their most directly comparable GAAP measures. The Company has also provided definitions below for the non-GAAP financial measures utilized in this Form 8-K and in the Release, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors.

Diluted Earnings Per Share (EPS), Excluding Special Items And One-Time Charges And Gains

This non-GAAP financial measure is defined as the portion of the Company’s GAAP Net Earnings assigned to each share of stock, excluding the special items and one-time charges and gains itemized in the related reconciliation. Special items typically include stock compensation and amortization of intangible assets, less taxes and minority interests. The Company’s management uses this information in evaluating the results of the continuing operations of the Company and believes that this information provides investors with better insight into the period over period financial performance of the Company. The Company provides a reconciliation of Adjusted Net Earnings to GAAP Net Earnings and provides a diluted share count so that investors have full insight into how this measure is determined.

Adjusted Operating Loss

This measure consists of GAAP Operating Loss for the quarter, less the special items itemized in the related reconciliation. Management of the Company uses this information in evaluating the results of the continuing operations of the Company (or, as applicable, the results of the continuing operations of one of the Company’s business segments) and believes that this information provides investors with better insight into the period over period financial performance of the Company. The Company provides a reconciliation of Adjusted Operating Loss to GAAP Operating Loss.

Revenue, Excluding Any Special Items

This measure consists of the GAAP revenue, less any gains or losses itemized in the related reconciliation. Management of the Company believes that excluding certain unusual gains or losses in revenue is meaningful to investors because the revenue, as adjusted, provides a measure of the cash-generating nature of the Company’s ongoing business (or, as applicable, the business of one of the Company’s business segments) by removing any items that do not represent the ongoing costs or benefits of doing business. The Company’s management uses this revenue measure for this same purpose. The Company provides a reconciliation of this measure to GAAP Revenue.

EXHIBIT INDEX

Exhibit 99.1:	News release reporting Certain Financial Projections, issued by Sabre Holdings Corporation on October 16, 2003.